November 2010

The content of this presentation is PLUG POWER INC.  PROPRIETARY AND CONFIDENTIAL.  No part of this publication may be reproduced, stored in a retrieval system, or transmitted in any form or by any means - electronic, mechanical, photocopying, recording or otherwise - without the permission of Plug Power Inc.
Copyright 2010 by Plug Power Inc.

Plug Power Inc. Safe Harbor Statement
This  communication  contains  forward-looking  statements  within  the  meaning  of  the  Private
Securities Litigation Reform Act of  1995, including but not limited to statements regarding the number of GenDrive units we expect to ship in 2010 through 2012, our projected revenues and margins for 2010 through 2012, and our expectations for achieving profitability in 2012 and positive cash flow in 2013. We believe that it is important to communicate our future expectations to our investors. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements, including, without limitation, our ability to reduce product and manufacturing costs; our ability to improve system reliability for GenDrive; our ability to successfully expand our product lines; the risk that unit orders will not ship, be installed and/or convert to revenue, in whole or in part; our ability to develop commercially viable products; the cost and timing of developing our products and our ability to raise the necessary capital to fund such development costs; market acceptance of our GenDrive systems; our ability to manufacture products on a large-
scale commercial basis; competitive factors, such as price competition and competition from other traditional and alternative energy companies; the cost and availability of components and parts for our products; our ability to establish and maintain relationships with third parties with respect to product  development,  manufacturing,  distribution  and  servicing  and  the  supply  of  key  product components; the ability to achieve the forecasted gross margin on the sale of our products; the cost and  availability  of  fuel  and  fueling  infrastructures  for  our  products;  our  ability  to  protect  our intellectual property; the cost of complying with current and future governmental regulations; the impact of deregulation and restructuring of the electric utility industry on demand for Plug Power's energy products; and other risks and uncertainties discussed under "Item IA-Risk Factors" in our annual report on Form 10-K for the fiscal year ended December 31, 2009, filed with the Securities and Exchange Commission ("SEC") on March 16, 2010, and the reports we file from time to time with the SEC. We do not intend to and undertake no duty to update the information contained in this communication.

Experienced Management Team
Andy Marsh, President & CEO
•   Joined Plug Power in April 2008
•   Co-founder and CEO of Valere Power  (sold to Eltek ASA in 2007)
• 18 years with Lucent Bell Laboratories in sales and technical management positions
•   BSEET from Temple, MSEE from Duke and a MBA from SMU
Gerry Anderson, CFO & VP of Operations
•   Joined Plug Power in July 2007
•   Treasurer and Director of Finance for Intermagnetics General Corp.
•   CFO at J Management Company
•   SVP, KeyCorp
•   B.Sc. University of Arizona
Adrian Corless, VP of Engineering
•   Joined Plug Power in April 2007
•   CTO of Cellex Power Products
• 10+ years specializing in hydrogen-based material handling market
•   MASc from University of Victoria
Erik Hansen, VP of Sales and Service
•   Joined Plug Power in 2008
•   GM of Sales and Systems Engineering for Cobasys
•   BSEE and BSCE from West Virginia University

Executive Summary
Plug Power is the leader in commercialization of fuel cell solutions
•   Develops, manufactures, integrates and services proprietary fuel cell solutions
•   Over 13 years experience with fuel cell technology; 245 issued patents, 30 pending
•   Over 1000 units in the field and 2 million hours of run time
Plug Power’s GenDriveTM solution is the dominant market share leader in motive power & material handling applications
•   Drop-in replacement alternative for lead-acid batteries used in electronic lift truck applications
• 85% market share for fuel cell powered lift trucks in material handling market
•   Only fuel cell company with a full suite of products capable of converting a customer’s entire fleet
Proven value proposition with compelling financial return
•   Reduced operating expenses and improved productivity / operational efficiencies up to 15%
•   Increased commercial efficiencies and environmental benefits
Strategic relationships with industry leaders and growing customer-base
•   Exclusive supply agreement with Ballard Power Systems for fuel cell stack
•   Distribution agreement with Raymond Corporation for the sale, rental and lease of GenDrive™
fuel cell units in North America
-  Other OEMs to follow
•   Focused on food distribution, consumer/retail and manufacturing accounts

GenDrive™

GenDrive™

GenDrive™

plugpower

POWER AHEAD

Plug Power Currently Focused on Material Handling in North America
GenDrive Products Operational Benefits, Large Market
Opportunity and Path to Profitability
Increased Productivity
Class 1
Sit-down Lift Trucks
Lower Operational Costs
Additional Commercial Space
Zero Emissions
Class 2
Large Market Opportunity
Stand-up Reach Trucks
Early Traction with Large Customers
Focused Strategy to Drive Revenue
Growth And Profitability
Class 3
Rider Pallet Trucks

# GenDrive Value Proposition

## Key Benefits of GenDrive Systems Implementation

### Increased Productivity

- Enable forklifts to operate at **consistent full speed** and power at all times
- Refuel typically in **less than 2 minutes** versus 10 – 20 minutes per battery change
- More available **floor space** for product storage

### Reduced Operational Expenses

- Economic lifetime up to **1.5x – 2.0x** longer than lead acid batteries
- Proven **productivity gains**
- Significant **operational savings**
- Potential reduction in workforce

### Increased Commercial Efficiency

- **Battery rooms eliminated – more room for products**
- Drop in replacement in current major forklift brands

### Environmental Benefits

- **Zero emissions** along with being recyclable
- **80% reduction** in Greenhouse Gases (GHG)
- Elimination of personnel contact with toxic materials

**15%**

Increase productivity up to 15%

**>50%***

Greenfield IRR Payback < 1 yr ~$3M in savings

Reduce carbon footprint up to 80%

**80%**

*Brownfield IRR >15% with payback < 2yrs, > $1M in savings typically

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POWER POWER AHEAD

# Global TAM for Class 1 – 5 Fuel Cell Powered Forklift Trucks

## Market Opportunity

- **Hydrogen a proven and sustainable alternative energy source for motive power**
  - Compelling energy source for the future
  - Strong government and international funding
  - Clean, energy efficient and fuel flexible
- **Fuel cells provide enhanced performance over batteries**
  - Constant performance – no battery droop
  - Hydrogen refueling in less than 2 minutes
  - Improved productivity, lower operating costs and reduced GHG
- **DOE: "Material handling market an early adopter of fuel cell technology"**
- **Internal combustion engine market potential**
  - Improved performance and environmental regulations
  - Many companies moving from propane to fuel cell powered electric trucks

## Global TAM for Class 1 – 5 Fuel Cell Powered Forklift Trucks

**$19.9Bn***

$2,100M
$4,285M
$3,300M
$4,479M
$5,706M
North America
Europe
Japan
China
ROW

*Sources: Analysis of 2009 Industrial Truck Association presentation, JVIA, and ongoing management discussions with OEM's
Note: Assumes fuel cell ASP of ~$28k for Class 1, 2, 4 and 5 and ~$12k for Class 3 forklifts

6

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POWER AHEAD

Key Characteristics of Plug Power’s Target Customers
Criteria Desired Rationale
Class 1, 2, 3 forklifts in
Food, Consumer/Retail,
Industries served
distribution centers and
Manufacturing & Distribution
facilities
Efficient utilization of
Fleet number 50+ trucks
hydrogen infrastructure
Maximize productivity and
Number of shifts >= 2 shifts
efficiency improvement
potential
Smaller difference in capital
Batteries per forklift >= 2 batteries
equipment costs
Smaller difference in energy
Electricity costs > $0.10 / kW-hr
costs
Widespread productivity
Labor rates > $25 / hr
gains through operations
Increased Volumes →
 Reduced Cost →
   Greater Flexibility in Target Characteristics

Walmart

BMW

Centrella

AIR CANADA

Wegmans

WHOLE FOODS MARKET

Coca-Cola Bottling Co. CONSOLIDATED

SYSCO

Nestlé Waters

Kimberly-Clark

FedEx Freight

BRIDGESTONE Firestone

unfi DRIVEN BY NATURE

U.S.ARMY

GENCO

CVS

DEFENSE LOGISTICS AGENCY

plugpower POWER AHEAD

Customer Base is Building

Sales Strategy
2010 - 2011
•  Focus on the North American Market
- Direct sales to targeted large accounts
- Leverage OEM dealer network for other
accounts
2012
•  International Expansion
- Product portfolio available
- Leverage relationships with large
international companies
•  Coke
•  BMW
•  P&G
•  Fresh and Easy (Tesco)

Tax Credit & Government Incentives Overview
Current Fuel Cell Tax Credit
•   Currently offers tax credit equal to $3,000/kW up to 30% cost of fuel cell system
•   Calculation excludes cost of fuel cell balance of plant and fork lift components
•
  Eligible for §1603 grant-in-lie of credit

Proposed Fuel Cell Tax Credit
•   Increases the reach and amount of the credit by shifting the calculation to a portion of the list price of both the fuel cell and fork lift—i.e., to a substantial percentage of the price differential between traditional battery powered forklifts and fuel cell powered forklifts
•   Gives forklift manufactures new incentive to encourage customer adoption of fuel cells
Proposed Hydrogen Infrastructure Tax Credit
•   Hydrogen Infrastructure Tax Credit currently offers a 50% tax credit up to $200,000 per station for the installation of hydrogen fueling infrastructure for use in automotive applications
•   Extends the current hydrogen fueling infrastructure tax credit to material handling applications and keeps the higher limit of $200,000
Possible extension of
§1603 grant-in-lieu of credit program
•   Currently (to 12/31/10) offers taxpayers a rebate in the amount of the tax credit they would otherwise be eligible to take under the current fuel cell tax credit legislation
•   Proposed extension of this program currently under legislative consideration

Customer Success
•   Site Success
- Greer, South Carolina-  86 units
- Mix of class-1, -2 and -3
- First BMW plant to use fuel cell-powered forklift trucks
•   New facility built without battery infrastructure
•   Entire fleet deployed with GenDrive fuel cell
power units
•   Affirming global commitment to sustainability
•   Adjacent 1.2M sq. ft. facility with 300+ trucks
with opportunity for conversion to fuel cells

GenDrive
GenDrive
RAYMOND
RAYMOND

SYSCO

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POWER
POWERAHEAD

Customer Success
•   Sysco Houston  - new 585,000 sq. ft. greenfield
facility
•   No battery infrastructure
• 98 Forklift trucks are 100% powered by Plug
Power Power fuel cells
•   Multi-distribution center commitment
•   Involved in the development & testing of
GenDrive since 2001
•   Operates 100+ DCs with over 11,000 forklift
trucks

Customer Success
•   Site Success
- Sarasota, FL -  65 units
•   Existing facility converted to hydrogen fueling
•   Old battery storage facility now used to store
more product
•   Conversion expected to reduce carbon
emission by ~132 metric tons annually
•   Entire fleet deployed with GenDrive fuel cell
power units
•   Operates 10+ DCs in U.S.

Yale
Yale

Coca-Cola

plug power
POWER POWER AHEAD

Customer Success
•   Site Success
-  Charlotte, NC: 40 units
-  San Leandro, CA: 37 units
•    Reiterates commercial readiness of Plug Power
solution for increasing productivity and reducing
carbon footprint
•   Provided Class 1 sit down counterbalance
GenDrive
•   Operates 100+ DCs with 2000+ forklift trucks

Customer Success
•   New 450,000 sq. ft. facility in Canada with over
60 forklift trucks exclusively powered by Plug
Power Power
•   Eliminated need to change out lead acid
batteries
•   Expected GHG reduction up to 72%, compared
to batteries charged from the grid
•   Strong supporter of Plug Power Power fuel cells
since 2006 trials
•   Operates 100+ DCs with close to 20,000 forklift
trucks; Future site expansion planned

What Our Customers Say
“Sysco is committed to energy and operational
“Hydrogen fuel cells not
efficiency, and consistently strives to find a greener
only provide greater
way of doing business. We are proud to introduce
productivity and lower
our first installation without battery infrastructure for
operating costs but will
a pallet truck fleet, and hope that this may lead to
be an important
further conversions at other facilities.”
component of a clean
- Larry Pulliam, Sysco
energy future.”
- Tom Dziki, UNFI
“Whole Foods Market is committed
to healthy food and a healthy planet.
“With these fuel cell materials handling
We are fulfilling that commitment by
units, we will be able to maintain
choosing to use greener technology
productivity, decrease operating costs and
in our own operations that will
lower greenhouse gas emissions by 30
improve our productivity and lower
percent.’”
our long-term costs.”
-  Lauren Steele. Coca-Cola Consolidated
-  Joe Strong, Whole Foods

GenDrive
plug power

# RAYMOND

plug power
POWER AHEAD

Sales Channel Success
• Leading NA forklift truck manufacturer 100% owned
by Toyota
• Strong supporter of fuel cell technology and
productivity gains
• Independent distributor of GenDrive in NA with
nationwide coverage
• More then 20 dealers across NA
• Other OEM distributor agreements to follow

GenDrive
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AYMOND

BALLARD

plugpower
POWER AHEAD

Strong Partnership Relationships
• Leader in the design and manufacture of hydrogen
fuel cells stacks
• Exclusive supplier of fuel cell stacks for GenDrive™
power units through 2014 for North America material
handling market
• Plug Power is exclusive integrator of Ballard stacks
for material handling in North America
• Ballard stacks used in a variety of applications from
buses, to energy plants, to backup power

AIR LIQUIDE

AIR PRODUCTS

Linde

PRAXAIR

plug power
POWER AHEAD

Hydrogen Infrastructure Partners and Strategy
Partners Strategy
Established relationships with key industrial
gas suppliers
Hydrogen supplied on-site at customer
locations
Cooperation with suppliers to approach new
and existing customers
Cost and availability of hydrogen critical to
fuel cell deployment
• Hydrogen infrastructure and gas usage costs
Strong governmental support on building out
hydrogen infrastructure

Licensing Agreement with IdaTech

$5M IP license agreement and sale of certain hard assets

Allows Plug Power to monetize investment in
continuous-run and intermittent back-up power
technology
• Licensing rights to technology and know-how
•

Royalty arrangements for sub-licensed products sold

Maintain Plug Power’s ability to service markets with
these products in the future
• Plug Power continues to own and maintain the
intellectual property without any constraints
-    Patents
-    Know-how

Refocused Business Strategy and Capital Plan
Primary focus on material handling market and GenDrive™ product development
• Projecting shipments of 650 - 800 units, 500 - 800 orders in 2010
• 12+ trials over past 12 months
• Distribution agreements with Raymond in place
Sales and marketing-focused culture
• Invest in sales and marketing initiatives, including direct sales and OEM dealer networks
• Leverage large international customers
Continued focus on expense reduction initiatives
• Recurring operating expense run rate reduced to $16M from $58M* in 2008
• Centralized activities in Latham, NY
*Annualized run rate of cash operating expenses as of Q1 2008

Near Term Financial Projections
2010 2011 2012
Shipments
 (units)
650 - 800 1,800 - 2,300 3,400 - 4,400
high teens - mid 30’s - mid mid 60’s - low
Revenue
 ($ mil)
low 20’s 40’s 80’s
Gross Margin on
high single low 20’s - mid
Product Sales
Negative
digits 20’s
(%)
high 30’s - low mid teens -
EBITDAS
 ($ mil)
breakeven
40’s loss low 20’s loss
Operating Cash
high 30’s - low mid teens -
-5 to +5  *
($ mil)
40’s use low 20’s use
*  Dependent upon availability of  bank revolver to fund working capital changes

What Needs to Happen to Achieve Financial Projections
2010:
•   Finalize deal with Sysco for multiple facilities
•
4 - 5 new customers signed up to deals in 2
nd
 half of 2010
•   Work through component sourcing issues to have availability of inventory
•   Work with partners to insure adequate fueling station assets are available for sites
2011 - 2012:
•   A large corporate account signed up by Q2 of 2011
•   Achieve product and service cost reductions through engineering and sourcing initiatives that are underway

2013 and Beyond
Continued annual growth in shipments and revenue of 25%+
Revenues of $100M+
Gross margins in excess of 30%
Material handling market expansion outside North America as well as increased penetration at existing customers
Profitable and growing repeat business through parts and services of installed base
Expanded total available market by introduction of Plug Power products into other specialty vehicles (i.e. airport ground support equipment, fleet vehicles such as the USPS)

Conclusion
Hydrogen a compelling alternative energy solution for material handling and motive power applications
Plug Power is the leading provider of fuel cell solutions for motive applications
•   Established first-mover advantage in industry
• 85% market share for fuel cell powered lift trucks in material handling market
•   Customers include industry-leading Fortune 500 companies
Plug Power in early commercial adoption phase with high growth ramp
•   Double shipments each year from 2010 to 2012, with continued annual growth of
25% - 30% thereafter
•   Comparable doubling of revenues over same time frame
Continue to drive toward 30%+ gross margins
Profitability by 2012
Positive cash flow by 2013

HEADQUARTERS
968 Albany Shaker Road
Latham,  New York 12110
Phone: (518) 782-7700
Fax: (518) 782-9060
www.Plug Powerpower.com